UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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BALLISTIC RECOVERY SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BALLISTIC RECOVERY SYSTEMS, INC.
300 Airport Road
South St. Paul, Minnesota 55075

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD 9:00 A.M., MARCH 15, 2007

TO THE SHAREHOLDERS OF BALLISTIC RECOVERY SYSTEMS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Ballistic Recovery Systems, Inc. (the “Company”) will be held at 9:00 a.m., Central Time on Thursday, March 15, 2007 at Fleming Field, New Terminal Building, 1725 Henry Avenue, South St. Paul, Minnesota 55075, or at any adjournment or adjournments thereof, for the purposes of considering and taking appropriate action with respect to the following:

1.               To elect six directors to serve on the Board of Directors;

2.               To adopt and approve amended and restated Articles of Incorporation for the Company;

3.               To adopt and approve amended and restated Bylaws of the Company; and

4.               To transact such other business as may properly come before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.  The record date for determining those shareholders who will be entitled to notice of, and to vote at, the meeting and at any adjournments thereof is the close of business on February 9, 2007.  The stock transfer books will not be closed between the record date and the date of the meeting.  A list of shareholders entitled to vote at the meeting will be available for inspection at the Company’s principal executive offices.

We encourage you to take part in the affairs of your Company either in person or by executing and returning the enclosed proxy card as promptly as possible.  To ensure that your shares are represented, we request that you sign and return your proxy card whether or not you intend to be at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Larry E. Williams
Chief Executive Officer,
President and Chief Operating Officer
February 10, 2007

WE URGE YOU TO MARK, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

BALLISTIC RECOVERY SYSTEMS, INC.
300 Airport Road
South St. Paul, Minnesota 55075
(651) 457-7491

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD 9:00 A.M., MARCH 15, 2007

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Ballistic Recovery Systems, Inc. (also the “Company”) for use at our annual meeting of shareholders to be held Thursday, March 15, 2007, at 9:00 a.m., Central Time, at Fleming Field, New Terminal Building, 1725 Henry Avenue, South St. Paul, Minnesota 55075, and at any adjournment thereof. This proxy statement and the accompanying form of proxy are being sent or given to shareholders beginning on or about February 10, 2007, along with our 2006 Annual Report to Shareholders.  The Company will pay all expenses in connection with the solicitation of proxies. In addition to solicitation by mail, our officers, directors and regular employees, who will receive no extra compensation for their services, may solicit proxies by telephone or facsimile.

Voting

Only shareholders of record at the close of business on February 9, 2007 are entitled to notice of and to vote at the meeting or at any adjournment thereof. On February 9, 2007, there were 10,161,326 shares of the Company’s common stock outstanding. Each share is entitled to one vote. Cumulative voting is not permitted.  A majority of the outstanding shares of common stock must be present or represented by proxy at the meeting in order to have a quorum.  Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the meeting.  In the election of directors, the six nominees receiving the highest number of affirmative votes will be elected.  Other proposals validly acted upon at the meeting require the approval of the affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the meeting, together with the affirmative vote of a majority of the required quorum.  Abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum.  If the person present or represented by proxy at the meeting constitute the holders of less than a majority of the outstanding shares of common stock as of the record date, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.  Votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon.  Unless a contrary choice is specified, all shares represented by proxies will be voted:  FOR the election of the director nominees named in this proxy statement; FOR the adoption of the amendment and restatement of Articles of Incorporation for the Company as set forth in this proxy statement; FOR the adoption of the amendment and restatement of Company’s Bylaws as set forth in this proxy statement.  Each shareholder who signs and returns a proxy in the form enclosed with this proxy statement may revoke the proxy at any time prior to its use at the annual meeting by giving written notice of revocation to Larry E. Williams, Chief Executive Officer, President and Chief Operating Officer of the Company, by submitting a later-dated proxy or by voting in person at the annual meeting.  Unless so revoked, the shares represented by each proxy will be voted at the annual meeting and at any adjournments thereof.  Presence at the annual meeting of a shareholder who has signed a proxy does not, alone, revoke that proxy; revocation must be announced by the shareholder at the time of the meeting.

Recommendations of the Board of Directors

The Company’s Board of Directors recommends that you vote FOR each of the nominees of the Board of Directors (Proposal 1), FOR the adoption of amended and restated Articles of Incorporation (Proposal 2), and FOR the adoption of amended and restated Bylaws of the Company (Proposal 3).

PROPOSAL ONE.  ELECTION OF DIRECTORS

The business and affairs of the Company are managed under the direction of our Board of Directors, which presently is comprised of six members. Each of our directors is elected until the next annual meeting of shareholders and until the director’s successor has been elected and qualifies to serve as a director. The Board of Directors has nominated and recommends that you vote FOR the six nominees named below for election as directors. All of the nominees presently are members of the Board of Directors.

Unless otherwise specified, the proxy holders intend to vote FOR the election of the six nominees listed below. If for any reason any nominee shall be unavailable for election to the Board of Directors, the named proxies will vote for such other candidate as may be nominated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.  The nominees for election to our Board of Directors are as follows:

THOMAS H. ADAMS, JR., 70, director since 1986.  Mr. Adams retired during 1996 from his position as a Northwest Airlines 747 captain flying Trans-Pacific routes. Mr. Adams is a board member of the International Aerobatics Club and an active experimental aerobatics pilot and past member of the national aerobatics team.  Mr. Adams is a member of the Compensation Committee.

DARREL D. BRANDT, 64, director since 1991.  Mr. Brandt was the acting Chief Executive Officer for the Company from December 1991 through November 1995. Mr. Brandt is an independent real estate developer and private investor.  Mr. Brandt is a member of the Audit Committee and the Compensation Committee.

ROBERT L. NELSON, 63, director since 1993.  Mr. Nelson serves as the Company’s Chairman of the Board and Secretary.  Between October 14, 2004 and May 10, 2005, he also served as the Company’s Chief Executive Officer and between October 14, 2004 and July 22, 2005, as Chief Financial Officer.  Additionally, between October 14, 2004 and through December 31, 2004, Mr. Nelson held the positions of interim President and Chief Operating Officer as the Company searched for a candidate for such positions.  He is the president of Robert L. Nelson and Associates, a consulting firm specializing in aviation.  Mr. Nelson is an instrument-rated private pilot.  Through December 2000, Mr. Nelson was on the executive board of the Twin Cities Salvation Army.  In addition he is a member of the Woodbury Economic Development Authority and an arbitrator for the NASD.  Until March 1998, Mr. Nelson was president and chief operations officer of Wipaire, Inc. an aviation float manufacturer.  Mr. Nelson’s past experience in aviation includes positions with Cessna Aircraft Company, Rockwell Aviation Corporation, Grumman American, Grumman Corporation, Senior Vice President of lending with an aviation emphasis, and past president and founder of the National Aircraft Finance Association.  Mr. Nelson is the Chairman of the Audit Committee.

BORIS POPOV, 60, director since 1980.  Mr. Popov is the founder of the Company and holds the title of Chairman Emeritus.  Mr. Popov is president of Northern Sun, Inc., a privately owned St. Paul, Minnesota based company that is engaged in aircraft equipment sales.  He is also a private pilot.  Mr. Popov is Chairman of the Compensation Committee and member of the Strategic Planning Committee.

EDWARD L. UNDERWOOD, 59, director since 2005.  Mr. Underwood is a retired Executive Director of Arcapita (formerly Crescent Capital Investment, Inc.), responsible for post-acquisition management and monitoring for Arcapita’s portfolio companies. Prior to joining Arcapita, Mr. Underwood served as Chief Financial Officer for Burnham Service Company, a $200 million revenue trucking and logistics company. Prior to Burnham, Mr. Underwood spent nine years with Investcorp, most recently as part of the Post-Acquisition Management team where he was responsible for monitoring the operations and performance of acquired companies. Mr. Underwood has a BS in Industrial Engineering from the Georgia Institute of Technology and an MBA from Cornell University.  Mr. Underwood also serves on the Boards of Cirrus Design, LeeBoy and Watermark.  Mr. Underwood is an instrument-rated private pilot.  Mr. Underwood is a member of the Audit Committee and Chairman of the Strategic Planning Committee.

LARRY E. WILLIAMS, 49, director since 2006.  Mr. Williams is the Company’s Chief Executive Officer.  Before being named Chief Executive Officer on May 6, 2005, Mr. Williams was the Company’s President and Chief Operating Officer.  From 2000 until his employment by the Company, he was the Vice President of Business Development at AmSafe Aviation in Phoenix, Arizona, the world’s largest manufacturer of aviation restraint systems.  Prior to that, and since 1995, Mr. Williams was Group President at Rural/Metro Corporation.  From 1985 to 1995, Mr. Williams was Executive Director of the Emergency Response Training Academy, a firm specializing in training of airport emergency response personnel.  Mr. Williams is a member of the Strategic Planning Committee.

BOARD MEETINGS AND COMMITTEES

During the fiscal year ended September 30, 2006, the Board of Directors met five times. Each of the directors attended more than 75% of the aggregate of all meetings of the Board of Directors and of the committees on which they served.  The Board of Directors and its committees also act from time to time by written consent in lieu of meetings.  Below is a table that provides membership and meeting information for each of the Board committees:

Name	Audit		Compensation		Strategic Planning
Mr. Adams	—		X	(1)	—
Mr. Brandt	X	(2)	X		—
Mr. Nelson (3)	Chairman		—		—
Mr. Popov	—		Chairman	(4)	X
Mr. Underwood	X		—		Chairman	(5)
Mr. Williams	—		—		X
Total Meetings in fiscal year 2006	X	(6)	X		X

(1)	On March 16, 2006, Mr. Adams was named to the Compensation Committee.
(2)	Mr. Brandt was Chairman of the Audit Committee until March 16, 2006. He remained a member of the Committee at the time he resigned as Chairman.
(3)	On March 16, 2006, Mr. Nelson was named Chairman of the Audit Committee, at which time he resigned as Chairman of the Compensation Committee.
(4)	On March 16, 2006, Mr. Popov was named the Chairman of the Compensation Committee.
(5)

On March 16, 2006, Mr. Underwood was named the Chairman of the Strategic Planning Committee. Mr. Popov resigned as Chairman of the Strategic Planning Committee on that date, but remained a member of the Strategic Planning Committee.

(6)	The Audit Committee met four times in fiscal year 2006 to review the Company’s quarterly financial statements.

The Board of Directors has a standing Audit Committee, Compensation Committee and Strategic Planning Committee. The current membership of these committees is indicated above.  Through fiscal year 2006, the members of the Audit Committee were independent, as such term is defined in The NASDAQ Stock Market, Inc. Corporate Governance Rules.  The Board of Directors has determined that Mr. Underwood is an “audit committee financial expert” as that term is defined in Item 401(e)(2) of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Board of Directors does not have a standing Nominating Committee, but will appoint one if the Company is required to do so for regulatory reasons or the Board of Directors believes it is in the Company’s shareholders best interests.  The complete Board of Directors currently nominates Director-nominees and believes that, given the Company’s size and the Board’s size, the Company’s shareholders are as well served without a formal Nominating Committee.  Accordingly, the Board of Directors has not adopted a Nominating Committee Charter.  If appointed, the members of the Nominating Committee would meet the applicable independence standard.

Presently, all of the members of the Board of Directors meet to consider membership on the Board.  The Board of Directors has no predefined minimum criteria for selecting Board of Directors nominees, although it believes that all independent directors should share qualities such as independence, relevant, non-competitive experience, and strong communication and analytical skills. In any given search in the future, the Board of Directors may also define particular characteristics for candidates to balance the overall skills and characteristics of the Board of Directors and the perceived needs of the Company.

The Board of Directors will consider for nomination as directors persons recommended by shareholders.  Such recommendations must be in writing and delivered to Ballistic Recovery Systems, Inc., Attention: Corporate Secretary, 300 Airport Road, South St. Paul, Minnesota 55075.  The Company does not pay a fee to any third party provider to identify or assist the Board of Directors in identifying potential nominees.

Compensation Committee:

The Compensation Committee reviews and recommends to the Board of Directors the compensation guidelines for executive officers. During fiscal year 2006, the Compensation Committee held two meetings.

Audit Committee:

The Audit Committee makes recommendations as to the selection of independent registered public accountant and their compensation and reviews with the auditors the scope of the annual audit, matters of internal control and procedure and the adequacy thereof, the audit results and reports and other general matters relating to our accounts, records, controls and financial reporting. The Audit Committee’s responsibilities are further described in the report of the Audit Committee on pages 14 and 15 of this proxy statement.  During fiscal year 2006, the Audit Committee held four meetings to review the Company’s quarterly financial statements.

Strategic Planning Committee:

The Strategic Planning Committee reviews and recommends to the Board certain companies that might be strategic partners for the Company in consideration of the Company’s strategic plan.  During fiscal year 2006, the Strategic Planning Committee held three meetings.

Shareholder Communication with the Board of Directors:

The Board of Directors has not formally adopted a process to provide shareholders with direct communication with the Board of Directors.  Shareholders wishing to contact the Board of Directors, the Chairman, an individual member of the Board or any committee of the Board should do so in writing to Ballistic Recovery Systems, Inc., Attention: Corporate Secretary, 300 Airport Road, South St. Paul, Minnesota 55075.  The Company encourages the members of the Board of Directors to respond to shareholder communications.  The Company believes it has good relations with its shareholders.

Annual Meeting Attendance:

The Board members are not required to attend the Company’s Annual Meeting, although all Board members have attended each of the last four Annual Meetings.  The Board has historically followed each Annual Meeting with a Board of Directors meeting.  At the time of the March 15, 2007 Annual Meeting, the Board had 6 members, all of whom attended the 2006 Annual Meeting.

DIRECTOR COMPENSATION

Fiscal Year 2006 – Non-Employee Director Fees

In fiscal year 2006, each of our non-employee directors received $4,500 per Board meeting.  Additionally, the Chairman received $9,000 per Board meeting during fiscal year 2006.  Up to March 16, 2006, each of the Compensation Committee, Audit Committee and Strategic Planning Committee members received $1,000 per meeting, with the Chairman of such Committee receiving an additional $500 per meeting. Effective after March 16, 2006, each Committee member received $1,500 per meeting, with the Chairman receiving an additional $500 per meeting.  Audit Committee members were not compensated for their quarterly review of financial statements.  On March 16, 2006, the Board also approved an annual grant of 6,000 shares of common stock to non-employee directors for their participation at five subsequent Board meetings.  On June 15, 2006, the non-employee directors were each granted 6,000 shares of common stock; the fair market value of the common stock was $1.51 per share at the time of grant.

A total of $166,500 was paid in Board and Committee fees in fiscal year 2006 as follows:  Mr. Adams, $24,000; Mr. Brandt, $30,500; Mr. Nelson, $48,500; Mr. Popov, $31,000; and Mr. Underwood, $32,500.  In addition to these amounts, on June 15, 2006, each non-employee director was granted 6,000 shares of the Company’s common stock in consideration of their participation in the following five board meetings.  The fair market value of the Company’s common stock on the date of grant was $1.51 per share.  As the Board has met only two times since the date of grant, each non-employee director has only earned an additional $3,624 pursuant to the stock grant, with an additional $5,436 to be earned over the next three meetings.  Additionally, the amounts set forth above are in addition to any fees and expenses paid to such directors in their capacity as a consultant to the Company as indicated below.  Additionally, directors, to the extent they are shareholders of the Company’s common stock, participate in any declared dividends.

Fiscal Year 2007 – Non-Employee Director Fees

For fiscal year 2007, non-employee directors will receive $4,500 per board meeting while the Chairman will receive $9,000 per board meeting.  Members of the Compensation Committee, Audit Committee and Strategic Planning Committee will receive $1,500 per meeting, with the chairman of said committee receiving an additional $500 per meeting, provided that no fees will be paid for meetings held in conjunction with regular Board meetings.  Additionally, the non-employee directors will receive a grant of 6,000 shares of the Company’s common stock for participation in the board’s fiscal year 2007 meetings.  Finally, directors, to the extent that they are shareholders of the Company’s common stock will also participate in any declared dividends.

CERTAIN TRANSACTIONS

Consulting Agreements With Directors

On November 19, 2004, the Company entered into a Consulting Agreement with Boris Popov pursuant to which Mr. Popov would provide certain consulting services relating to new product/development to the Company.  Pursuant to this agreement, the term of which was six months, Mr. Popov was required to provide a minimum of 64 hours of service per month for $3,200 per month and be paid an additional $50 per hour for each hour over the 64 hour minimum.  On March 16, 2005, the Company and Mr. Popov extended this agreement for an additional 12 months.  On March 14, 2006, the Company and Mr. Popov extended the term of the agreement for an additional 24 months.  The Company paid Mr. Popov $25,573 in fiscal year 2006 and $21,162 in fiscal year 2005 pursuant to such agreement.

Also on November 19, 2004, the Company  entered into a Consulting Agreement with Thomas H. Adams, Jr., a director of the Company, pursuant to which Mr. Adams would provide certain consulting and advisory services to the Company relating to after market business development of the Company’s products.  Pursuant to this agreement, the term of which was six months, Mr. Adams was required to provide a minimum of 50 hours of services per month for $2,500 and be paid an additional $50 per hour for each hour over the 50 hour minimum.  On March 16, 2005, the Company and Mr. Adams extended this agreement for an additional three months.  The agreement expired on June 16, 2005.  The Company paid Mr. Adams $10,323 in fiscal year 2005 pursuant to such agreement, and did not make any similar payments to Mr. Adams during fiscal year 2006.

Also on November 19, 2004, the Company  entered into an Interim Services Agreement with Robert L. Nelson, currently the Company’s Chairman of the Board, in connection with his consulting services as interim Chief Executive Office, Chief Financial Officer and President during fiscal year 2005 while the Company pursued a candidate to fill those positions on a permanent basis.  The term of this agreement was three months.  Mr. Nelson received $11,000 per month as a fee for his services during this Agreement.  Effective March 16, 2005, Mr. Nelson’s payment under this agreement was reduced to $4,000 per month and this agreement was extended an additional two months.  This agreement has expired.  The Company paid Mr. Nelson $49,000 in fiscal year 2005 pursuant to such agreement, and did not make any similar payments to Mr. Nelson during fiscal year 2006.

For all such agreements, the fees paid were in addition to and independent of any fees or compensation owed to such directors in that capacity as non-employee directors.  The only agreement existing for any portion of fiscal year 2006 was the Consulting Agreement with Boris Popov.

Purchase of Unregistered Securities in Private Placement Offering

In June 2006, the Company accepted subscriptions from Edward Underwood and Robert Nelson, each of whom are directors, Larry Williams, the Chief Executive Officer, President, Chief Operating Officer and a director, and Donald Hedquist, the Company’s Chief Financial Officer, relating to the purchase of an aggregate of 16,401 units at a price unit of $5.44, each unit consisting of 4 shares of common stock and one warrant to purchase a share of common stock at an exercise price of $2.00.  The Company issued such individuals an aggregate of 65,603 shares of common stock and warrants to acquire 16,401 shares of common stock for an aggregate purchase price of $89,220. The warrants have a three-year term and an exercise price of $2.00 per share and have piggy-back registration rights. The Company paid no underwriting discounts or commissions in connection with these sales.

Also in June 2006, the Company issued 257,353 shares of common stock to Mr. Darrel Brandt at a purchase price of $1.36 per share for an aggregate purchase price of $350,000.  In consideration for such investment the Company agreed to amend that certain Buy-Sell Agreement dated May 6, 1993 by and between the Company, the Darrel D. Brandt Profit Sharing Plan and Darrell Brandt, to eliminate an option the Company held to purchase 1,000,000 shares of common stock from Mr. Brandt, at a 25% discount to any proposed sale price.

PROPOSAL TWO.  AMENDMENT AND RESTATEMENT OF
ARTICLES OF INCORPORATION

Proposal Two recommends to the shareholders that the Company’s current Articles of Incorporation be amended and restated in its entirety, in the form set forth on Appendix A hereto.  If approved by the shareholders at the annual meeting, the Amended and Restated Articles would (i) increase the authorized number of shares of capital stock of the Company from 25,000,000 to 50,000,000, all of such additional shares to constitute undesignated capital stock of the Company, (ii) update the Articles of Incorporation to clarify, in accordance with and subject to applicable law, that members of the Board may participate in Board meetings by remote communication, and (iii) update the Articles of Incorporation to reflect, in a single document, the Company’s prior approval of multiple amendments to the Articles of Incorporation effected since the Company’s incorporation.

The Board of Directors has approved the Amended and Restated Articles of Incorporation contained in Proposal Two.  The summary description of the Amended and Restated Articles of Incorporation contained in this Proxy Statement is qualified by the full text of such proposed Amended and Restated Articles of Incorporation as Appendix A.  Unless otherwise specified, the proxy holders intend to vote FOR the adoption of the Amended and Restated Articles of Incorporation.

Reasons for and General Effect of Adoption of Amended and Restated Articles of Incorporation

The Board recommends that the shareholders approve the proposed Amended and Restated Articles of Incorporation of the Company as the amendments will update the Company’s Articles of Incorporation and provide the Company additional flexibility with respect to potential business needs and opportunities.  The Amended and Restated Articles of Incorporation would:

•                                          With respect to the proposal to increase the number of authorized shares of capital stock from 25,000,000 to 50,000,000, improve the Company’s flexibility in responding to future business needs and opportunities.  The additional authorized shares could be used for possible stock splits, future acquisitions, financings, stock dividends and other corporate purposes.  If the amendment is approved, the Board would be authorized to issue shares of capital stock without additional stockholder approval, subject to applicable law.  Subject to any such limitations, the Board would be authorized to issue shares of capital stock in one or more transactions, and in one or more classes of stock.  The issuance of capital stock could have the effect diluting the Company’s earnings per share and book value per share, as well as the stock ownership of existing stockholders.  The Board does not have any current plan, understanding or agreement relating to the issuance of additional shares of capital stock.  The additional authorized shares of capital stock would constitute undesignated shares upon approval of the proposal, and would be subject to the Board’s ability to set the class, rights and privileges of any shares to be issued.  Holders of the Company’s stock do not have preemptive rights, and, as a result, existing stockholders would not have any preferential right to purchase any of the additional shares of capital stock, if and when issued.

•                                          Remove an unnecessary provision indicating that the Board has the authority to accept or reject any subscription for the Company’s securities.  This authority is provided by applicable law, and therefore its exclusion from the Articles of Incorporation would not have any practical effect on the Company and the governance of the Company by the Board.

•                                          Clarify that Board members may assent to a written consent of the Board by providing approval of the action by electronic communication.  Currently, the Articles of Incorporation provide that the Board may take any action that may be taken at a meeting of the board of directors, other than an action requiring shareholder approval, by written action of the board of directors signed by that number of directors that would be required to take the same action at a meeting at which all directors were present   This proposed amendment will update the Company’s Articles to reflect amendments to Minnesota law to provide for directors to provide consent to Board action by way of electronic communication, in addition to in written form, to provide the directors more flexibility.

PROPOSAL 3.  AMENDMENT AND RESTATEMENT OF
BYLAWS

The Company’s current Bylaws contain provisions that are outdated, and in limited cases do not adequately state or comply with applicable law.  Proposal Three recommends to the shareholders that the Company’s current Bylaws be amended and restated in their entirety in the form set forth in Appendix B.  If approved by the stockholders at the annual meeting, the Amended and Restated Bylaws would change provisions relating to proxies for shareholder voting, director meetings by remote communication, the holding of and procedures for director meetings, and facsimile signatures relating to stock certificates.

The Board of Directors has approved the Amendment and Restatement to the Bylaws contained in Proposal Three.  The summary description of the proposed Amended and Restated Bylaws contained in this Proxy Statement is qualified by the full text of such proposed Amended and Restated Bylaws attached as Appendix B.  Unless otherwise specified, the proxy holders intend to vote FOR the adoption of the Amended and Restated Bylaws.

Reasons for and General Affect of Adoption of Amended and Restated Bylaws

The proposed Amended and Restated Bylaws of the Company are recommended in order to update the Company’s Bylaws, and in some cases to clarify or comply with existing law.  The Amended and Restated Bylaws:

•                                          Clarify that shareholders are entitled to notice of the date, place and time of a reconvened meeting of the shareholders in the event the reconvened meeting does not take place within 120 days of the originally scheduled meeting.  Under the current form of the Bylaws, if the date, time and place of a reconvened meeting is announced at the original meeting or an adjournment of the original meeting, no additional notice of the date, time and place of the reconvened meeting is required to be made to the shareholders.  Under current Minnesota law, no additional notice is required so long as the reconvened meeting takes place within 120 days of the date of the original meeting, but in the event the reconvened meeting does not take place within 120 days of the date of the original meeting, notice must be provided to the shareholders.  Accordingly, this proposed amendment will amend the referenced Bylaw so it is compliant with Minnesota law.

•                                          Provide additional detail as shareholder proxy rights, as otherwise provided by Minnesota law.  The current Bylaws do not discuss that shareholder proxies are revocable, nor do they provide any discussion as to the method of such revocation.  The proposed amendment to this provision provides additional detail as to a shareholder’s right to revoke a proxy, and further as to the manner of termination or revocation of the proxy.

•                                          Allow regular or special meetings of the Board through any combination of means of remote communication, so long as the meeting satisfies the notice and quorum requirements for such meetings.  The current Bylaws require a director to be present in person or by proxy to participate in a regular or special meeting of the Board.  The proposed amendment expands this provision to allow for a director to participate in such meetings by remote communication.  Under the proposed amendment, a director may participate in and be counted as present at a regular or special meeting of the Board even if not physically present or represented by proxy, so long as the Company can reasonably verify the identity of the director and reasonably allows the director to participate in the meeting. The proposed amendment reflects the evolution of Minnesota law to permit remote communication.

•                                          Establish that an annual meeting of the Board of Directors shall immediately follow each shareholder annual meeting.  The proposed amendment reflects the current procedure of the Board to meet following shareholder annual meeting, and obviates the need to provide notice of meeting to the directors with respect to meetings of the Board that take place following the shareholder meeting.

•                                          Allow a director absent from a Board meeting to give advance consent for a proposal; provided however, such consent will not count as a director’s presence for determining a quorum.  The current Bylaws do not permit a director to participate in a vote of the directors with respect to business transacted at a meeting unless present in person.

•                                          Clarify that a director may be removed through shareholder action, as permitted by Minnesota law.  This proposed amendment does not change any right of the shareholders, but rather clarifies such right in the Bylaws.

•                                          Create a presumption of a director’s assent when present at a meeting, unless the director objects to the lawfulness of the meeting and thereafter does not participate, votes against an action at the meeting, or is prohibited from voting at the meeting;

•                                          State that the Chairman of the Board of Directors shall preside over director meetings or appoint someone to preside over such meetings.  The current Bylaws provide that the President shall preside over director meetings.  The proposed amendment would update the Bylaws to reflect that the Chairman of the Board shall have this duty going forward.

•                                          Allow a facsimile signature of the Company to appear on valid stock certificates.  This proposed amendment clarifies the Company’s ability to use facsimile signatures and reflects current standards relating to the issuance and delivery of stock certificates.

OWNERSHIP OF SECURITIES

The following table sets forth certain information with respect to beneficial ownership of our common stock as of February 9, 2007, by: (a) each person or entity known by us to own beneficially more than five percent of our common stock; (b) each director and nominee for election as a director of the Company; (c) each of our executive officers named in the Summary Compensation Table set forth under the caption “Executive Compensation” below; and (d) all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes generally voting power and/or investment power with respect to securities. The address of each director and executive officer named below is the same as that of the Company (300 Airport Road, South St. Paul, MN  55075) unless otherwise stated.

Name and Address		Number of		Percent
Of Beneficial Owner	Title	Shares Owned (1)		of Class

Darrel D. Brandt	Director	2,077,430	(2)	20.1%

Boris Popov	Director	468,700	(2)	4.3%

Thomas H. Adams, Jr.	Director	218,516	(2)	1.8%

Robert L. Nelson	Director and Chairman	77,480	(3)	*

Edward L. Underwood	Director	41,046	(4)	*

Larry E. Williams	Chief Executive Officer, President Director and Chief Operating Officer	73,245	(5)	*

John M. Gilmore	Vice President-Sales	1,750		*

Don Hedquist	Chief Financial Officer	5,350	(6)	*

Cirrus Design Corporation		1,150,000		11.3%

All executive officers and directors as a Group (8 persons)		2,963,517	(4)(7)	39.0%

*	Less than 1%
(1)

Unless otherwise indicated, all persons have sole voting power and sole investment power with respect to the shares indicated. Includes shares that may be acquired by exercise of options currently exercisable (including options becoming exercisable within 60 days of February 9, 2007).

(2)	Includes 30,000 shares issuable upon exercise of vested options.
(3)	Includes warrants to purchase an aggregate of 6,296 shares of common stock at an exercise price of $2.00.
(4)

Includes warrants to purchase an aggregate of 5,009 shares of common stock at an exercise price of $2.00. Does not include shares beneficially owned by Cirrus Design Corporation. Mr. Underwood is an executive director of an entity that controls Cirrus Design Corporation.

(5)	Includes warrants to purchase an aggregate of 4,596 shares of common stock at an exercise price of $2.00.
(6)	Includes warrants to purchase 500 shares of common stock at an exercise price of $2.00.
(7)	Includes 90,000 shares issuable upon exercise of vested options, 16,401 shares issuance upon exercise of outstanding warrants, and 21,067 shares of restricted stock.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater-than-10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such forms furnished to us during fiscal year ended September 30, 2006 and written representations from the executive officers, directors and greater-than-10% beneficial owners of our common stock, all reports were filed in a timely manner, except for the following:

To our knowledge, Cirrus Design Corp., which owns over 10% of the Company’s stock has never filed a Form 3. Thomas Adams exercised (and held) an option on March 20, 2006, which was reported on April 4, 2006. Donald Hedquist filed a Form 3 that would have been due on August 1, 2005 (in the previous fiscal year) on October 4, 2005 (in the current fiscal year). Edward Underwood filed a Form 3 that would have been due on March 26, 2005 on February 13, 2006.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the cash and non-cash compensation earned or awarded to the Chief Executive Officer of the Company for each of the last three fiscal years.  There were no long-term compensation awards given to the listed executive.

		Annual Compensation			Long-Term Compensation
Principal Positions	Year	Salary	Bonus	Profit Sharing	Restricted Stock Awards		All Other Compensation
					($)		($)
Larry E. Williams	2006	$159,186	$116,400	-0-	$26,650	(1)	$17,617	(2)
Chief Executive Officer and	2005	112,404	49,375	-0-	39,375	(3)	23,071	(2)
President	2004	-0-	-0-	-0-	-0-		-0-

Don Hedquist	2006	$95,000	$1,400	-0-	3,300	(4)	$2,181	(2)
Chief Financial Officer	2005	31,326	1,300	-0-	1,463	(5)	966	(2)
	2004	-0-	-0-	-0-	-0-		-0-

John M. Gilmore	2006	$131,976	$700	-0-	$1,650	(6)	$1,090	(2)
Vice President-Sales	2005	133,925	1,300	-0-	1,463	(7)	740	(2)
	2004	83,704	3,266	$4,425	-0-		-0-

(1)  Constitutes the issuance of 17,767 shares of restricted common stock issued on January 16, 2007, based on Mr. William’s performance in Fiscal Year 2006; the fair market value of the common stock on the date of grant was $1.50 per share.

(2)  Constituting a cash payment as a gross up for taxes relating to such person’s stock bonus relating to such Fiscal Year.

(3)  Constitutes the issuance of 17,500 shares of restricted common stock issued on September 30, 2005, based on Mr. William’s performance in Fiscal Year 2005; the fair market value of the common stock on the date of grant was $2.25 per share.

(4)  Constitutes the issuance of 2,200 shares of restricted common stock issued on January 16, 2007, based on Mr. Hedquist’s performance in Fiscal Year 2006; the fair market value of the common stock on the date of grant was $1.50 per share.

(5)  Constitutes the issuance of 650 shares of restricted common stock issued on September 30, 2005, based on Mr. Hedquist’s performance in Fiscal Year 2005; the fair market value of the common stock on the date of grant was $2.25 per share.

(6)  Constitutes the issuance of 1,100 shares of restricted common stock issued on January 16, 2007, based on Mr. Gilmore’s performance in Fiscal Year 2006; the fair market value of the common stock on the date of grant was $1.50 per share.

(7)  Constitutes the issuance of 650 shares of restricted common stock issued on September 30, 2005, based on Mr. Gilmore’s performance in Fiscal Year 2005; the fair market value of the common stock on the date of grant was $2.25 per share.

STOCK OPTIONS - OPTION GRANTS IN FISCAL YEAR 2006

No stock options were granted in fiscal year 2006.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

None of our named executives exercised options during Fiscal Year 2006, and as of September 30, 2006, none of our named executives hold outstanding options.

EXECUTIVE EMPLOYMENT AGREEMENTS

Larry E. Williams

Larry Williams became President and Chief Operating Officer on December 6, 2004, and became Chief Executive Officer on May 6, 2005 pursuant to an Employment Agreement with the Company (the “2004 Employment Agreement”) identifying the terms of Mr. Williams’ service to the Company as Chief Executive Officer, President and Chief Operating Officer.  The 2004 Employment Agreement had a term of 3 years, and called for an annual base salary of $155,000, payable on a monthly basis.  Mr. Williams was also eligible for an annual non-discretionary bonus of up to 75% of his base salary if Mr. Williams satisfies certain performance goals determined by the Compensation Committee.  Additionally, Mr. Williams was entitled to an annual discretionary bonus of up to 25% of his base salary, the payment of which is at the sole discretion of the Compensation Committee.  25% of any bonus paid to Mr. Williams was to be paid in the form of unregistered shares of the Company’s common stock, with a per share purchase price equal to the average of the Company’s common stock over the preceding 12 months, as determined based on the average of the closing bid and ask prices reported during such period less 10%.  Additionally, Mr. Williams had the option to require up to an additional 50% of such bonus to be paid in a similar manner.  Under the 2004 Employment Agreement, in the event Mr. Williams was terminated without cause, he would be entitled to receive, a severance payment equal to his base salary for a period of 18 months.

Subsequent to our fiscal year end, on January 4, 2007, the Company and Mr. Williams entered into a new two-year employment agreement (the “2007 Employment Agreement”).  The 2007 Employment Agreement replaces the 2004 Employment.

Under the terms of the 2007 Employment Agreement, Mr. Williams will receive a base salary of $194,000 (the “Base Salary”) effective as of October 1, 2006.  Mr. Williams is also eligible for a potential annual bonus of up to 100% of the Base Salary (the “Potential Bonus”).  Of the Potential Bonus, up to 25% is discretionary and would be paid in cash as determined by the Board of Directors’ Compensation Committee within 90 days of fiscal year end.   The maximum discretionary bonus is $48,500.

Up to 75% of the Potential Bonus is non-discretionary ($145,500 or the “Maximum Non-Discretionary Bonus”).  Any non-discretionary bonus is to be paid within 10 days of filing the Company’s Form 10-KSB and upon agreement of the Company and the Executive up to 50% of any Maximum Non-Discretionary Bonus may be paid in Company restricted common stock .  The non-discretionary bonus  has two components: a net sales component and a net income component and is determined as follows:

With respect to the sales component of Non-Discretionary Bonus, 35% of the Maximum Non-Discretionary bonus shall be earned if the Company’s actual sales equals budgeted sales for a fiscal year.  To the extent actual sales exceeds budgeted sales for a fiscal year, the percentage payable is increased up to a maximum of 15% of the Maximum Non-Discretionary bonus.  To the extent, actual sales are less than budgeted sales, the sales component of the non-discretionary bonus will be proportionately reduced.  No sales component of the Maximum Non-Discretionary Bonus will be paid to the extent that actual sales is less than 80% of budgeted sales.

With respect to the income component of Non-Discretionary Bonus, 35% of the Maximum Non-Discretionary bonus shall be earned if the Company’s actual net income equals budgeted net income for a fiscal year.  To the extent actual net income exceeds budgeted net income for a fiscal year, the percentage payable is increased up to a maximum of 15% of the Maximum Non-Discretionary bonus.

To the extent, actual net income is less than budgeted net income, the income component of the non-discretionary bonus will be proportionately reduced.  No income component of the Maximum Non-Discretionary Bonus will be paid to the extent that actual net income is less than 80% of budgeted net income.

The 2007 Employment Agreement further provides that to the extent Mr. Williams is terminated without cause (as defined in the 2007 Employment Agreement), he is entitled to a severance payment of 18 months of Base Salary paid over an 18 month period.   To the extent there is a change of control, as defined in the 2007 Employment Agreement, and Mr. Williams is terminated without cause, Mr. Williams is entitled to 24 months of Base Salary as severance paid over a 24 month period.

In addition to confidentiality provisions, the 2007 Employment Agreement provides that Mr. Williams will not compete with the Company for an 18 month period following termination of employment except in the situation where Mr. Williams is terminated without cause on a change of control, in which case, the non-competition provisions shall continue for as long as severance payments are made (i.e., 24 months).

Furthermore, the 2007 Employment Agreement provides that Mr. Williams will be nominated by the Company’s Board of Directors each year to serve as a director of the Company so long as he is Chief Executive Officer.  In the event Mr. Williams resigns or is terminated, the Employment Agreement provides that Mr. Williams will resign from the Board of Directors.  Mr. Williams is currently a member of the Company’s Board of Directors.

SIGNIFICANT EMPLOYEES

Don Hedquist, 40, Chief Financial Officer.  Mr. Hedquist has served as Chief Financial Officer of the Company since July 2005.  From May 2005 to July 2005, Mr. Hedquist served as Controller.  Prior to BRS, from June 2000 to April 2005, Hedquist served as Corporate Controller for Uponor North America Inc., a plumbing and heating manufacturing company located in Apple Valley, Minnesota. From September 1988 to June 2000, Hedquist served as Audit Manager for Lund, Koehler, Cox & Arkema, then located in Minnetonka, Minnesota.  Mr. Hedquist received a bachelor’s degree in accounting from the University of North Dakota in1988.

John M. Gilmore, 56, Vice President of Sales.  Mr. Gilmore has been with the Company since December 9, 2003 and is an experienced sales executive, current aircraft owner and flight instructor with over 3,000 hours of flight time. He also taught ground school for Aviation Seminars. Mr. Gilmore was previously employed as vice president of sales and marketing for Jetways, Inc. He is a successful sales and marketing executive with over 15 years experience leading technology sales in the computer industry.

Frank Hoffmann, 36, Vice President of Engineering.  Mr. Hoffman has been with the Company since January 2006 and further serves as our Liaison to the German Aviation Authorities. From 2003 to the end of 2005, Mr. Hoffmann served as a civil servant to the German Federal Agency for Defense Technology and Procurement. During this time, he positioned himself as the Flight Test Director for all manned and unmanned Parachute Systems of the German Defense Sector at the Aeronautical Flight Testing Center in Manching, Bavaria; furthermore, he was named German NATO speaker for all Precision Airdrop Issues. Prior to that, from 1990 to 2003, Mr. Hoffmann served as a technical officer for the F-4F “Phantom 2” with the German Air Force for a total 13 years. Mr. Hoffmann graduated with a Masters Degree in Aerospace Engineering from the University of the German Armed Forces in Munich in 1995.

Gary Moore, 51, Vice President of Government Sales and International.  Mr. Moore has been with the Company since June 2006, and has over 30 years military and commercial aerospace experience.  From October 2005 to June 2006, Mr. Moore worked as an independent consultant for an international non-profit agency (AFS-USA International Programs) as well as interpreter for Hispanic clients in the Twin Cities area.  From May 2002 to September 2005, Mr. Moore was a Subcontracts Manager and International Business Development/Sales Manager with Lockheed Martin, managing and negotiating international supplier contracts, among other responsibilities.  From November 2001 to May 2002, Mr. Moore worked at University Hospitals and Clinics at The University of Iowa in Iowa City, Iowa as a contract statistical analyst.  Prior to that, from October 1998 to October 2001, Mr. Moore was a Marketing and Sales Manager for Rockwell Collins, where he managed existing customer base and expanded market penetration of Rockwell Collins’ avionic product lines in Latin America and the Asian Pacific.  Mr. Moore also served on active-duty as a Naval Flight Officer in the U.S. Navy early in his career.  Mr. Moore received an undergraduate degree in Biology from the University of Texas at Austin, an M.S. in Financial Management from the Naval Postgraduate School in Monterey, California, and an MBA in International Business/Marketing from George Washington University in Washington, D.C.

CODE OF ETHICS

The Company has adopted a code of ethics for its executive officers and controller, a copy of which is attached to the Company’s 2006 Proxy Statement as Appendix C.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of the following non-employee directors: Mr. Nelson, Chairman, and Mr. Brandt and Mr. Underwood.  The Board of Directors has determined that Mr. Underwood is an “audit committee financial expert” as that term is defined in Item 401(e)(2) of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which was attached to the Company’s 2005 Proxy Statement as Appendix B and is incorporated herein by reference.

The Audit Committee oversees Ballistic Recovery Systems, Inc.’s financial reporting process on behalf of the Board of Directors and recommends to the Board of Directors the appointment of independent registered public accountants. Management has the primary responsibility for the financial reporting process, including the Company’s system of internal controls. The independent registered public accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States) and to issue a report on the Company’s financial statements. The Audit Committee discusses with management and independent registered public accountants the overall scope and plans for the audit and meets with the independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of the Company’s financial reporting.  The Audit Committee also meets quarterly to review the Company’s quarterly financials.

In fulfilling our oversight responsibilities, the Audit Committee has met and held discussions with management and the independent registered public accountants. The Audit Committee reviewed the financial statements with management and the independent registered public accountants, including a discussion of the application of accounting principles generally accepted in the United States of America, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee also has discussed with the independent registered public accountants the auditors’ independence from management, including whether the provision of non-audit services is compatible with maintaining the auditors’ independence, and matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees), and the Audit Committee received from the independent auditors the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in Ballistic Recovery Systems, Inc.’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006, filed with the Securities and Exchange Commission.

Robert Nelson, Darrel Brandt and Edward Underwood

DETERMINATION OF AUDIT COMMITTEE FINANCIAL EXPERT

The Board considered whether any relevant member or members of the Audit Committee qualify as an “Audit Committee financial expert” as determined under Item 401 of Regulation S-B of the Securities and Exchange Commission. The Board considered whether any member of the audit committee possessed all of the following attributes:

1.	An understanding of generally accepted accounting principles and financial statements;
2.	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;
3.

Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

4.	An understanding of internal control over financial reporting; and
5.	An understanding of audit committee functions.

The Board also considered whether any member had acquired the above attributes through:

1.               Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

2.               Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

3.               Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

4.               Other relevant experience.

Based upon the foregoing and based upon representations made to the Board, the Board determined that Mr. Underwood is an Audit Committee financial expert for fiscal year 2006.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

A representative from Virchow, Krause & Company, LLP will have an opportunity to make a statement at the annual meeting and will be available to respond to appropriate questions from shareholders.

DISCLOSURE OF FEES PAID TO INDEPENDENT AUDITORS IN FISCAL YEAR 2006

Audit Fees

Audit fees billed or expected to be billed to the Company by Virchow, Krause & Company, LLP for the audit of the financial statements for the fiscal years ended September 30, 2006 and 2005 and for review of our quarterly reports on Form 10-QSB and annual audits on Form 10-KSB for the same fiscal years totaled $66,375 and $78,325, respectively.

Financial Information Systems Design and Implementation Fees

We did not engage Virchow, Krause & Company, LLP to provide advice regarding financial information systems design and implementation during the last fiscal year.

Tax Fees

Fees billed or expected to be billed to us by Virchow, Krause & Company, LLP for all other non-audit services, including tax-related services, provided during the last two fiscal years totaled $9,115 and $7,730, respectively.

All Other Fees

For fiscal years 2006 and 2005, Virchow, Krause & Company, LLP did not bill any fees for any other non-audit services rendered to the Company.

Audit Committee

The audit committee meets prior to filing of any Form 10-QSB or 10-KSB to approve those filings.  The policy of the Company’s audit committee is to review and pre-approve both audit and non-audit services to be provided by the independent registered public accountants (other than de minimis exceptions permitted by the Sarbanes Oxley Act of 2002).  This duty may be delegated to one or more designated members of the audit committee with any such approval reported to the committee at its next regularly scheduled meeting.  Approval of non-audit services shall be disclosed to investors in periodic reports required by section 13 (a) of the Securities and Exchange Act of 1934.  100% of fees paid to the Company’s auditors were pre-approved by the audit committee.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

The rules of the Securities and Exchange Commission permit shareholders of the Company, after timely notice to the Company, to present proposals for shareholder action in the Company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action, and are not properly omitted by Company action in accordance with federal proxy rules.  The 2008 Annual Meeting of Shareholders for the Company is expected to be held on or about March 15, 2008 and the proxy materials in connection with that meeting are expected to be mailed on or about February 9, 2008.  The Company, on or before October 13, 2007, must receive shareholder proposals prepared in accordance with the proxy rules.

OTHER MATTERS

We know of no matters other than those that are described in this proxy statement to come before the 2007 Annual Meeting of Shareholders. However, if any other matters are properly brought before the meeting, one or more persons named in the enclosed proxy card or their substitutes will vote in accordance with their best judgment on such matters.

AVAILABILITY OF FORM 10-KSB

Due to the added disclosure requirements under the Sarbanes-Oxley Act, the Company has chosen to utilize its 2006 Form 10-KSB as the content for the 2006 Annual Report, which is included with this Proxy Statement.  This and other SEC filings for the Company are also available at the Securities and Exchange Commission’s EDGAR service through the Internet at www.sec.gov/edgarhp.htm.  The Company’s trading symbol is BRSI or BRSI.OB.  The 2006 Annual Report includes, without limitation, the following information incorporated herein by reference:

Content of Disclosure	Portion of Annual Report Where Disclosure is Located

Financial Statements for fiscal years ending September 30, 2006 and 2005	Item 7. Consolidated Financial Statements

Management Discussion and Analysis and Results of Operations	Item 6. Management Discussion and Analysis or Plan or Operation

Changes and Disagreements with Accountants on Accounting and Financial Disclosure	Item 8. Changes and Disagreements with Accountants on Accounting and Financial Disclosure

Larry E. Williams
Chief Executive Officer,
President and
Chief Operating Officer

February 10, 2007

APPENDIX A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

BALLISTIC RECOVERY SYSTEMS, INC.

(as of          , 2007)

The Articles of Incorporation of Ballistic Recovery Systems, Inc., a corporation organized under Chapter 302A of the Minnesota Statutes (the “Corporation”), were originally filed on February 4, 1980, and have been amended by the Corporation from time to time since that date.  These Amended and Restated Articles of Incorporation have been duly adopted by the directors and shareholders of the Corporation pursuant to the terms of Chapter 302A.  The Articles of Incorporation are hereby amended and restated in their entirety to read as follows:

Article 1

Name

The name of this corporation (the “Corporation”) is:  Ballistic Recovery Systems, Inc.

Article 2

Purpose

The corporation shall have general business purposes.

Article 3

Duration

The period of duration of this corporation shall be perpetual.

Article 4

Registered Office

The Corporation’s registered office is located at the following address:

300 Airport Road
South St. Paul, MN  55075

Article 5

Capital

A.                                   The Corporation is authorized to issue 50,000,000 shares of capital stock, consisting of 15,000,000 shares of common stock, par value $.01 per share, and 35,000,000 undesignated shares.  Each share of the corporation’s common stock shall be entitled to one vote on all matters requiring a vote of the corporation’s shareholders.  Unless otherwise specifically so designated upon issuance, all shares of capital issued by the Corporation shall be common stock.

B.                                     In addition to any and all powers conferred upon the corporation’s board of directors by the laws of the State of Minnesota, the board of directors shall have the authority to establish by resolution from the undesignated shares more than one class or series of common stock or preferred stock, and to fix the relative rights, restrictions and preferences of any such different classes or series, and to issue shares of a class or series to another class or series to effectuate share dividends, splits or conversions of the corporation’s outstanding shares.

Article 6

Shareholder Rights

A.                                   No shareholder of the Corporation shall have any preemptive rights.

B.                                     No shareholder of the Corporation shall have any cumulative-voting rights.

C.                                     The holders of the majority of the outstanding shares shall have the power (1) to authorize the board of directors to sell, lease, exchange or otherwise dispose of all or substantially all of the property or assets of this corporation, including its goodwill, upon such terms and conditions and for such consideration which may be money, shares, bonds or other instruments for payment of money, or other property as the board of directors deems expedient; (2) to amend the articles of incorporation of this corporation; and (3) to adopt and reject an agreement of consolidation or merger.

Article 7

Amendment of Bylaws

The board of directors may from time to time, by vote of a majority of its members, make, alter, amend or rescind all or any of the bylaws of this corporation, subject to the power of the shareholders to change and repeal such bylaws.

Article 8

Written Action by Less Than All Directors

Any action required or permitted to be taken at a meeting of the board of directors, other than an action requiring shareholder approval, may be taken by written action of the board of directors signed, or consented to by authenticated electronic communication, by the number of directors that would be required to take the same action at a meeting at which all directors were present.

Article 9

Limited Liability of Directors

To the fullest extent permitted by law, a director shall have no personal liability to the Corporation or its shareholders for breach of fiduciary duty as a director.  Amendments or repeals of this Article 99 shall not adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

2

IN WITNESS WHEREOF, Ballistic Recovery Systems, Inc. has caused these Amended and Restated Articles of Incorporation to be executed on its behalf by Larry E. Williams, its President and Chief Executive Officer, on this       th day of            , 2007.

Larry E. Williams
President and Chief Executive Officer

3

APPENDIX B

AMENDED AND RESTATED BYLAWS

OF

BALLISTIC RECOVERY SYSTEMS, INC.

(as of                       , 2007)

Ballistic Recovery Systems, Inc. is a corporation formed and organized as of February 4, 1980, under Minnesota Statutes, Chapter 302A (the Minnesota Business Corporation Act, referred to hereinafter as the ”Act”).  These bylaws govern the corporation and are intended to comply with the Act.

Article 1
Offices

1.1           Registered Office.  The corporation’s registered office shall be located within the State of Minnesota as set forth in the articles of incorporation.  The corporation’s board of directors (the ”Board”) shall have authority to change the corporation’s registered office and a statement evidencing any such change shall be filed with the Minnesota Secretary of State, as required by law.

1.2           Offices.  The corporation may have other offices, including its principal business office, either within or without the State of Minnesota.

Article 2
Shareholder Control Agreement

2.1           Shareholder Control Agreement.  In the event of any conflict or inconsistency between these bylaws or any amendment thereto, and any shareholder control agreement, whenever adopted, such shareholder control agreement shall govern.

Article 3
Shareholders

3.1           Regular Meetings.  Regular meetings of the shareholders shall be held at the corporation’s registered office or at such other place within or without the State of Minnesota as is designated by the Board.  Regular meetings may be held annually or on a less frequent periodic basis, as established by a Board resolution, or may be held on call by the Board from time to time as and when the Board determines.  At each regular meeting, the shareholders shall elect qualified successors for directors who serve for an indefinite term or whose terms have expired or are due to expire within six months after the date of the meeting, and may transact such other business which properly comes before them.  Any regular meeting held pursuant to such a demand by a shareholder or group of shareholders shall be held within the county where the corporation’s principal executive office is located.

3.2           Special Meeting.  Unless otherwise prescribed by statute or the articles of incorporation, special meetings of the shareholders may be called by the President, by a Vice President in the absence of the President, by the Treasurer, or by the Board or any two or more directors thereof.  Special meetings may also be called by any one or more shareholders holding ten percent or more of the issued and outstanding voting shares of the corporation by delivering to the President or Treasurer a written demand for a special meeting, which demand shall state the purposes of such meeting.

3.3           Quorum.  Except as otherwise provided by statute or by the articles of incorporation, business may be transacted at any duly held meeting of the shareholders at which a quorum is present.  The holders of a majority of the voting power of the shares entitled to vote at a meeting constitute a quorum.  The shareholders present at the meeting may continue to transact business until adjournment, even though a number of shareholders withdraw leaving less than a quorum. If a quorum is not present at any meeting, those shareholders present have the power to adjourn the meeting from time to time until the requisite number of voting shares is present.  If the date, time and place of the reconvened meeting is announced at the original meeting or an adjournment of the original meeting, no additional notice of the date, time and place of the reconvened meeting is required to be made to the shareholders so long as the reconvened meeting takes place within 120 days of the date of the original meeting.  If the reconvened meeting does not occur within 120 days of the original meeting, the date, time and place of the reconvened meeting shall be delivered to all shareholders. Any business which might have been transacted at the meeting which was adjourned may be transacted at the reconvened meeting.

3.4           Voting.  At each shareholder meeting, every shareholder having the right to vote is entitled to vote in person or by proxy.  Shareholders have one vote for each share having voting power standing in their name on the corporation’s books, unless otherwise provided in the articles of incorporation, these bylaws, or in the terms of the shares held.  All elections and questions shall be decided by a majority vote of the number of shares entitled to vote and represented at any meeting at which there is a quorum, except as otherwise required by statute, the articles of incorporation, these bylaws, or by an agreement among the shareholders.

3.5           Notice of Meeting.  Notice of regular or special meetings of the shareholders shall be given by an officer or agent of the corporation to each shareholder shown on the corporation’s books to be the holder of record of shares entitled to vote at the meeting.  Notice of a regular meeting must be mailed to each shareholder at the shareholder’s address, as shown on the corporation’s books, at least ten calendar days prior to the meeting.  Notice of a special meeting must be mailed to each shareholder at least five days prior to the meeting.  The notice must contain the date, time and place of the meeting, and in the case of a special meeting, must also contain a statement of the purpose of the meeting.  In no event shall notice be given more than 60 days prior to the meeting.  If a plan of merger, exchange, sale or other disposition of all or substantially all of the corporation’s assets is to be considered at a shareholder meeting, notice of such meeting shall be given to every shareholder, whether or not entitled to vote, not less than 14 days prior to the date of such meeting.  A shareholder may waive notice of the meeting orally or in writing.  In addition, mere attendance by a shareholder at a meeting of the shareholders also constitutes a waiver of notice of such meeting, unless the shareholder objects at the beginning of the meeting to the transaction of business because the meeting allegedly is not lawfully called or convened, or objects before a vote on an item of business because the item may not lawfully be considered at that meeting and does not thereafter participate in the consideration of the item at that meeting.

3.6           Proxies.  At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact.  Such proxies must be filed with an officer of the corporation before or at the time of the meeting.  No proxy shall be valid after 11 months from the date of its execution, unless otherwise expressly provided in the proxy.  No proxy is irrevocable unless the appointment is coupled with an interest in the shares or in the corporation.  Termination of a proxy may be made by filing written notice of the termination of the proxy with an officer of the corporation or by filing a new proxy with an officer of the corporation.  Termination, in either manner, revokes all prior proxy and is effective when filed with an officer of the corporation.

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3.7           Record Date.  The Board may fix in advance a date, not exceeding 60 days preceding the date of any meeting of the shareholders as a record date for the determination of which shareholders are entitled to notice of and to vote at any meeting and any meeting subsequent to adjournment.  If a record date is fixed by the Board, only those shareholders of record on the record date shall be entitled to receive notice of and to vote at the meeting and any meeting subsequent to adjournment or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed.  The Board may close the books of the corporation against transfers of shares during the whole or any part of such period.

3.8           Presiding Officer.  The President of the corporation shall preside as chairman over all meetings of the shareholders.  In the absence of the President, the President may choose to appoint any person to preside as chairman over any meeting of the shareholders.  The Secretary of the corporation shall serve as secretary of all meetings of the shareholders, and in the absence of the Secretary, the chairman of the meeting shall appoint any person to serve as secretary.

3.9           Written Action by Shareholders.  Any action which may be taken at a meeting of the shareholders may be taken without a meeting and notice if a consent in writing, setting forth the action so taken, is signed (or consented to by “authenticated electronic communication,” as defined in the Act) by all of the shareholders entitled to notice of a meeting for such purpose.

Article 4
Directors

4.1           General.  The corporation’s property, affairs and business shall be managed by the Board.  In addition to the powers and authority expressly conferred upon the Board by these bylaws, the Board may exercise all such powers of the corporation and do all such lawful acts and things as are not (i) prohibited by law, the articles of incorporation, these bylaws or an agreement among all the shareholders, or (ii) required to be exercised or done by the shareholders by any of the foregoing.

4.2           Number.  The number of directors shall be at least one, or such other number as may be determined by the Board or by the shareholders at an annual meeting or special meeting called and held for that purpose.  The number of directors may also be increased (but not decreased) by resolution adopted by the affirmative vote of a majority of the Board.  Any newly created directorships established by the Board shall be filled by a majority vote of the directors serving at the time of increase.

4.3           Qualifications and Term of Office.  Directors need not be shareholders or residents of the State of Minnesota.  The Board shall be elected by the shareholders at their regular meeting and at any special shareholder meeting called for that purpose.  A director shall hold office until the annual meeting for the year in which his or her term expires (or indefinitely if no term is stated upon election or appointment to the Board) and until the director’s successor is elected and qualifies, or until the earlier of death, resignation, removal or disqualification of the director.  Any director may resign at any time by giving written notice to the Secretary of the corporation, such resignation to be effective as of the date of receipt of notice by the corporation or such later time as specified therein.

4.4           Quorum.  A majority of the Board constitutes a quorum for the transaction of business, and the act of a majority of the directors present at a meeting at which a quorum exists are the acts of the Board, except as specifically provided by statute or by the articles of incorporation.  If less than a quorum is present at any meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.  In a quorum is present when a duly called or held meeting is convened, the directors present may continue to

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transact business until adjournment notwithstanding the withdrawal of originally present directors to leave less than quorum.

4.5           Meetings.  Meetings of the Board may be held from time to time at any place, within or without the State of Minnesota, that the Board may select.  If the Board fails to select a place for a meeting, the meeting shall be held at the corporation’s principal executive office.  Annual meetings shall be held without notice immediately following each regular shareholder meeting at the same location of such shareholder meeting.  The President or any director may call a special Board meeting by giving at least three days notice to all directors of the date, time and place of the meeting.  Notices not mailed may be delivered orally, by confirmed facsimile, or confirmed electronic communication in accordance with the Act.  If the date, time and place of the Board meeting has been announced at a previous Board meeting, then no additional notice of such meeting is required, except that notice shall be given to all directors who were not present at the previous meeting.  Notice of a Board meeting need not state the purpose of the meeting.  A director may waive notice of the meeting orally or in writing before, at or after the meeting. In addition, mere attendance by a director at a meeting of the Board also constitutes a waiver of notice of such meeting, unless the director objects at the beginning of the meeting to the transaction of business because the meeting allegedly is not lawfully called or convened and such director does not thereafter participate in the meeting.

4.6           Meeting by Remote Communication.  A director may participate in a board meting by means of conference telephone or by such other means of remote communication, in each case through which the director, other directors so participating, and all directors physically present at the meeting may participate with each other during the meeting.  Participation in a meeting by that means constitutes presence at the meeting.  In addition, any meeting among directors may be conducted solely by one or more means of remote communication through which all of the directors may participate with each other during the meeting, if the same notice is given of the meeting required hereunder, and if the number of directors so participating in the meeting is sufficient to constitute a quorum at the meeting.

4.7           Committee.  By the affirmative vote of a majority of the directors, the Board may establish a committee or committees having the authority of the Board in the management of the corporation’s business to the extent provided in the Board resolution.  A committee shall consist of one or more persons, who need not be directors, that have been appointed by affirmative vote of a majority of the directors present.  A majority of the members of the committee present at any meeting of the committee is a quorum for the transaction of business, unless a larger or smaller proportion or number is provided in the resolution approved by the Board.  Minutes of any meetings of committees created by the Board shall be available upon request to members of the committee and to any director.  Any such committee shall (i) act only in the interval between meetings of the Board, (ii) be subject at all times to the control and direction of the Board, and (iii) report to the Board when required.

4.8           Action by Absent Director.  A director may give advance written consent or opposition to a proposal to be acted upon at a Board meeting by giving a written statement to the President, Treasurer or any director which sets forth the proposal to be voted on and contains a statement of the director’s voting preference with regard to the proposal.  An advance written statement does not constitute presence of the director for purposes of determining a quorum, but the advance written statement shall be counted in the vote on the subject proposal provided that the proposal acted on at the meeting is substantially the same or has substantially the same effect as the proposal set forth in the advance written statement.  The advance written statement by a director on a proposal shall be included in the records of the Board’s action on the proposal.

4.9           Removal of Directors.  Any director who has been elected by the Board to fill a vacancy or to fill a directorship created by action of the Board may be removed by a majority vote of all directors constituting the Board, exclusive of the director whose removal is proposed, provided that such director has not been

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reelected by the shareholders.  Any director may be removed, with or without cause, by a majority vote of the shareholders entitled to vote at an election of directors; provided that, if a director has been elected solely by the holders of a class or series of shares, that director may be removed only by the affirmative vote of a majority of the voting power of all shares of that class or series entitled to vote at an election of that director.

4.10         Vacancies.  Any vacancy on the Board resulting from the death, resignation, or removal of a director may be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum.  Any vacancy resulting from newly created directorships may be filled by the affirmative vote of a majority of the directors serving at the time of the increase.  Subject to removal as provided in Section 3.11 above, each director elected under this Section to fill a vacancy shall hold the office until a qualified successor is elected by the shareholders at the next annual meeting or special meeting of the shareholders called for that purpose.

4.11         Written Action by Less than All of the Directors.  Any action which may be taken at a meeting of the Board may be taken without a meeting and notice thereof if a consent in writing setting forth the action taken is signed (or consented to by authenticated electronic communication) by all of the directors.  Notwithstanding the foregoing, if permitted by the articles of incorporation, any action which may be taken at a meeting of the Board may be taken without a meeting and notice thereof if a consent in writing setting forth the action taken is signed (or consented to by authenticated electronic communication) by the number of directors required to take the same action at a duly held meeting of the Board at which all of the directors are present.  If a written action may be signed by less than all the directors, all directors shall be notified immediately of the text and the effective date of the action.  Failure to provide the notice does not invalidate the written action.  A director who does not sign or consent to the written action has no liability for the action or actions so taken.  Notwithstanding the foregoing, as required by the Act, actions requiring the approval of the corporation’s shareholders must be approved unanimously by the Board if such approval is to be expressed in writing and without a meeting.

4.12         Dissent from Action.  A director of the corporation who is present at a meeting of the Board at which any action is taken shall be presumed to have assented to the action taken unless the director objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and does not participate thereafter, or unless the director votes against the action at the meeting, or is prohibited from voting on the action.

4.13         Chairman of the Board.  The Chairman of the Board, if any, shall preside at all meetings of the Board and shall perform such other duties as may from time to time be assigned by the Board.  In the absence of the Chairman of the Board, the Chairman may appoint any person to preside over the meeting.

Article 5
Officers

5.1           Election of Officers.  The Board shall from time to time elect a Chief Executive Officer who may also be designated as President, and shall from time to time elect a Chief Financial Officer who may also be designated as Treasurer.  The Board may, but shall not be required to, elect a Secretary, one or more Vice Presidents, and a Chairman of the Board.  In addition, the Board may elect such other officers and agents as it may deem necessary.  The officers shall exercise such powers and perform such duties as are prescribed by applicable statutes, the articles of incorporation, these bylaws, or as may be determined from time to time by the Board.  Any number of offices may be held by the same person.

5.2           Term of Office.  The officers shall hold office until their successors are elected and qualify; provided, however, that any officer elected or appointed by the Board may be removed with or without cause

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by the affirmative vote of a majority of the directors.  Any officer may resign at any time by giving notice of resignation to the President or Secretary of the corporation.  Such resignation shall be effective at the date of receipt of notice, or at any later time as specified therein.

5.3           Chief Executive Officer.  The Chief Executive Officer shall:  (a) have general active management of the corporation’s business; (b) when present, preside at all shareholder meetings; (c) when present, and if there is not a Chairman of the Board, preside at all Board meetings; (d) see that all orders and resolutions of the Board are carried into effect; (e) sign and deliver in the corporation’s name any deeds, mortgages, bonds, contracts or other instruments pertaining to the corporation’s business, except in cases where the authority to sign and deliver is required by law to be exercised by another person or is expressly delegated by the articles of incorporation, these bylaws, or by the Board to some other officer or agent of the corporation; (f) maintain records of and, whenever necessary, certify all proceedings of the Board and the shareholders; and (g) perform all other duties prescribed by the Board.  All other officers shall be subject to the direction and authority of the Chief Executive Officer.

5.4           Chief Financial Officer.  The Chief Financial Officer shall:  (a) keep accurate financial records for the corporation; (b) deposit all money, drafts and checks in the name of and to the credit of the corporation in the banks and depositories designated by the Board; (c) endorse for deposit all notes, checks and drafts received by the corporation as ordered by the Board, making proper vouchers therefor; (d) disburse corporate funds and issue checks and drafts in the corporation’s name, as ordered by the Board; (e) render to the Chief Executive Officer and the Board, whenever requested, an account of all transactions by the Chief Financial Officer and of the corporation’s financial condition; and (f) perform all other duties prescribed by the Board or the Chief Executive Officer.

5.5           Vice President.  Each Vice President, if any, shall have such powers and perform such duties as may be specified in these bylaws or prescribed by the Board.  If the Chief Executive Officer is absent or disabled, the Vice President shall succeed to the President’s powers and duties.  If there are two or more Vice Presidents, the order of succession shall be determined by seniority of election or as otherwise prescribed by the Board.

5.6           Secretary.  The Secretary, if any, shall attend all shareholder meetings and meetings of the Board.  The Secretary shall act as clerk and shall record all the proceedings of the meetings in the corporation’s minute book and shall give proper notice of shareholder meetings and of Board meetings. The Secretary shall keep the corporation’s seal, if any, and shall affix the seal to any instrument requiring it, shall attest the seal, keep a register of all addresses of the shareholders and shall perform such other duties as may be prescribed from time to time by the Board.

5.7           Assistant Officers.  In the event of absence or disability of any Vice President, Secretary, or the Chief Financial Officer, the assistant to such officer, if any, shall succeed to the powers and duties of the absent officer until the principal officer resumes his duties or a replacement is elected by the Board.  If there are two or more assistants, the order of succession shall be determined through seniority by the order in which elected or as otherwise prescribed by the Board.  The assistant officers shall exercise such other powers and duties as may be delegated to them from time to time by the Board or the principal officer under whom they serve, but at all times shall remain subordinate to the principal officers they are designated to assist.

Article 6
Indemnification

The corporation shall indemnify its officers, directors, employees and agents to the full extent permitted by the laws of the State of Minnesota as now in effect or as the same may be hereafter modified.

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Article 7
Shares and Their Transfer

7.1           Share Certificates.  Unless the Board has provided that all or some of the corporation’s shares are to be uncertificated, every owner of shares of the corporation shall be entitled to a certificate in the form prescribed by the Board, conforming to the requirements of the Act and certifying the number of shares owned by such shareholder.  The certificates shall be numbered in the order in which they are issued and shall be signed in the corporation’s name by the Chief Executive Officer or a Vice President and by the Secretary or Assistant Secretary, or the Chief Financial Officer, or any other officer specifically so authorized by the Board, and shall have the corporate seal, if any, affixed thereto.  A record shall be kept of the name of the person owning the shares represented by each certificate, the respective issue dates thereof, and in the case of cancellation, the respective dates of cancellation.  Except as provided in Section 7.2, every certificate surrendered to the corporation for exchange or transfer shall be cancelled, and no other certificate shall be issued in exchange for any existing certificate until such existing certificate is cancelled.

7.2           Lost Certificates.  Any shareholder claiming that a certificate for shares has been lost or destroyed shall make an affidavit or affirmation of that fact in such form as the Board may require and shall, if the directors so require, give the corporation a bond of indemnity in form and with one or more sureties satisfactory to and in an amount determined by the Board to indemnify the corporation against any claim that may be made against it on account of the alleged loss or destruction of the certificate.  A new certificate may then be issued in the same tenor for the same number of shares as the one alleged to have been lost or destroyed.

7.3           Transfer Agent and Registrar.  The Board may appoint one or more transfer agents or transfer clerks and one or more registrars and may require all certificates for shares to bear the signature or signatures of any of them.

7.4          Facsimile Signature.  When any certificate is manually signed by a transfer agent, a transfer clerk, or a registrar appointed by the Board to perform such duties, a facsimile or engraved signature of the officers and a facsimile corporate seal, if any, may be inscribed on the certificate in lieu of the actual signatures and seal.

Article 8
Financial and Property Management

8.1           Checks.  All checks, drafts other orders for the payment of money, notes or other evidences of indebtedness issued in the corporation’s name shall be signed by the President or Treasurer, or any other officer or agent of the corporation, as may from time to time be determined by resolution of the Board.

8.2           Deposits.  All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may select.

8.3           Voting Securities Held by Corporation.  The President, or other officer or agent designated by the Board, shall have full power and authority on the corporation’s behalf to attend, act at, and vote at any meeting of security or interest holders of other companies or entities in which the corporation may hold securities or interests.  At the meeting, the President or other designated agent shall possess and exercise any and all rights and powers incident to the ownership of the securities or interest which the corporation holds.

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8.4           Registered Shareholders.  The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Minnesota.

Article 9
Distributions

9.1           Distributions.  Subject to provisions of applicable law and the Articles of Incorporation, distributions upon the capital stock of the corporation may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock.

9.2           Reserves.  Before payment of any distribution, there may be set aside out of any funds of the corporation available for distributions such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing distributions, or for repairing or maintaining any property of the corporation, or for such other purposes as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

Article 10
General Provisions

10.1         Seal.  The Board of Directors may adopt a suitable seal, which need only contain the word “seal” but may contain such additional wording as is permitted by law.  This seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

10.2         Fiscal Year.  The fiscal year of the corporation shall begin on the first day of October in each year.

Article 11
Amendments

The Board is expressly authorized to make bylaws and from time to time to adopt, amend or repeal bylaws so made to the extent and in the manner prescribed in the Act.  The Board shall not adopt, amend or repeal a bylaw fixing a quorum for shareholder meetings, prescribing procedures for removing directors or filling vacancies in the Board, or fixing the number of directors or their classifications, qualifications or terms of office; but the Board may adopt or amend a bylaw to increase the number of directors.  The Board’s authority to adopt, change or repeal the bylaws is subject to the power of the voting shareholders to do the same by a vote of shareholders holding a majority of the shares entitled to vote and present or represented at any regular meeting or special meeting called for that purpose, subject to any higher voting threshold as may be specified in an agreement among all of the shareholders.

Date of Adoption:                      , 2007

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BALLISTIC RECOVERY SYSTEMS, INC.
PROXY
ANNUAL MEETING OF SHAREHOLDERS - MARCH 15, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated February 9, 2007, revoking any proxy previously given, hereby appoint(s) Robert L. Nelson and Larry E. Williams as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of common stock of Ballistic Recovery Systems, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m. Central Time on Thursday, March 15, 2007, at Fleming Field, New Terminal Building, 1725 Henry Avenue, South St. Paul, Minnesota 55075, and at any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES FOR DIRECTOR, “FOR” THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION, “FOR” THE ADOPTION OF THE AMENDED AND RESTATED BYLAWS, AND IN THE DISCRETION OF THE NAMED PROXIES ON ALL OTHER MATTERS.

1	Election of directors:	01	Thomas H. Adams, Jr.	04	Boris Popov
		02	Darrel D. Brandt	05	Edward L. Underwood
		03	Robert L. Nelson	06	Larry E. Williams

	☐	FOR all nominees,		☐	WITHHOLD AUTHORITY
	Listed above (except as Specified below).				to vote for all nominees listed above.

INSTRUCTIONS:  TO WITHHOLD AUTHORITY FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE SPACE PROVIDED:

2.             To adopt the amended and restated Articles of Incorporation.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.             To adopt the amended and restated Bylaws.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.             Upon such other matters as may properly come before the meeting.

It is important that each shareholder complete, date, sign, and mail this Proxy as soon as possible.  Your vote is important!

Dated and Signed , 2007.
Signature of Shareholder(s)	Signature of Shareholder(s)

PLEASE DATE AND SIGN name(s) exactly as shown on this proxy card. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE DO NOT FORGET TO DATE THIS PROXY.

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